LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED NOVEMBER 7, 2012

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED AUGUST 1, 2012, OF

WESTERN ASSET SHORT-TERM BOND FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated August 1, 2012, as supplemented on September 28, 2012 and November 7, 2012, and as may be amended or supplemented, the fund’s statement of additional information, dated August 1, 2012, as supplemented on September 28, 2012 and November 7, 2012, and as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

The sections of the fund’s Summary Prospectus and the fund’s Prospectus titled “Management – Subadviser” are deleted and replaced with the following text:

Subadvisers: Western Asset Management Company and Western Asset Management Company Limited.

The following information replaces the first four paragraphs of the “More on fund management” section of the fund’s Prospectus and the following information supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Statement of Additional Information:

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of June 30, 2012, LMPFA’s total assets under management were approximately $185.8 billion.

Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London” and collectively with Western Asset, the “subadvisers”) provide day-to-day portfolio management as subadvisers.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset London was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN.

Western Asset London provides certain subadvisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Western Asset London generally manages global and non-U.S. dollar fixed income mandates and provides services relating to relevant portions of Western Asset’s broader portfolios as appropriate.

Western Asset London undertakes investment-related activities including investment management, research and analysis, and securities settlement.

Western Asset employs a team approach to investment management that utilizes relevant staff in multiple offices around the world. For funds that permit non-U.S. or global investments, those offices add local sector investment experience as well as the ability to trade in local markets. Although the investment professionals at Western Asset London are responsible for the management of the investments in their local sectors, Western Asset provides overall supervision of their activities for the fund to maintain a cohesive investment management approach.

Western Asset and Western Asset London act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2012, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London, were approximately $445.9 billion.

LMPFA pays the subadvisers a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset or Western Asset London.

LMPFA, Western Asset and Western Asset London are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2012, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $631.8 billion.

Please retain this supplement for future reference.

WASX015048

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